UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported): June 8, 2004
                                                  (April 14, 2004)


                              ELECTRACAPITAL, INC.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         000-28113                                      88-0451101
------------------------------------            --------------------------------
    (Commission File Number)                    (I.R.S. Employer
                                                            Identification No.)

P.O. Box 1105
Fort Mill, SC                                              29716
------------------------------------            --------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

                                 (704) 644-6801
                     ---------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 P.O. Box 1175,
                           Palm Beach, Florida 33480
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 1. Changes in Control of Registrant

     On April 14, 2004 the Company received notice of, and thereby subsequently accepted the resignation of Stephen H. Durland as an Officer and Director.

Item 2. Acquisition or Disposition of Assets

     Not applicable.

Item 3. Bankruptcy or Receivership

     Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

     Not applicable.

Item 5. Other Events

     Effective June 4, 2004 the Company has changed its corporate mailing address to P.O. Box 1105, Fort Mill, SC 29716.

Item 6. Resignation of Registrant's Directors

     On April 14, 2004 the Company received notice of and thereby subsequently accepted the resignation of Stephen H. Durland as an Officer and Director.

Item 7. Financial Statements and Exhibits

Exhibit No.    Description
----------------------------------------------------------------------

17.1     *     Letter from Stephen H. Durland regarding resignation.

*    Filed herewith.

Item 8. Change in the Fiscal Year

     Not applicable.

Item 9. Regulation FD Disclosure

     Not applicable

                                    SIGNATURE

     Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ElectraCapital, Inc.


DATED: June 8, 2004


BY: /s/ Matthew Scarabelli
--------------------------
Matthew Scarabelli
VP and Secretary


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